Summary Prospectus Supplement	July 15, 2022

Putnam Government Money Market Fund
Putnam Money Market Fund

Summary Prospectuses dated January 30, 2022

Effective immediately, similar disclosure in the section Purchase and sale of fund shares is deleted in its entirety and replaced with the following:

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) and the Federal Reserve Bank of New York (FRBNY) are both open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Shareholders should retain this Supplement for future reference.

330696 7/22